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                                                                    Exhibit 23.1


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 9, 2004, in the Registration Statement (Amendment No. 1 to Form S-1 No. 333-113526) and related Prospectus of Greenhill & Co., Inc. dated April 9, 2004.


                                                /s/ Ernst & Young LLP


New York, New York
April 6, 2004